UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2010

Date of Report (Date of Earliest Event Reported)

PACWEST BANCORP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 West “A” Street

San Diego, California 92101

(Address of Principal Executive Offices)(Zip Code)

(619) 233-5588

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.*

Matthew P. Wagner, chief executive officer of PacWest Bancorp, and Victor R. Santoro, executive vice president and chief financial officer of PacWest Bancorp, will make a presentation to current and potential investors on Tuesday, March 2, 2010, in Marina Del Rey, CA at the Sandler O’Neill West Coast Financial Services Conference.  A copy of the presentation materials is attached as Exhibit 99.1 of this Form 8-K.  The presentation will also available on PacWest’s website at www.pacwestbancorp.com under the section entitled “Presentations” beginning on Wednesday, March 4, 2010.

Item 9.01                                           Financial Statements and Exhibits.*

(d)  Exhibits.

Exhibit No.	Description
99.1	Copy of presentation PacWest Bancorp intends to provide to current and prospective investors on Tuesday, March 2, 2010 in Marina Del Rey, CA.

*The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: March 1, 2010	By:	/s/ Victor R. Santoro
	Name:	Victor R. Santoro
	Title:	Executive Vice President and Chief Financial Officer